CRESTFUNDS, INC. -- TRUST CLASS
PROSPECTUS
JUNE 28, 1997

CrestFunds, Inc. (the "Company"), a Maryland corporation, is a registered open-end management investment company consisting of fifteen separate investment portfolios. This Prospectus, however, relates only to the following three separate diversified investment portfolios (each a "Portfolio" and, together, the "Portfolios"): Maximum Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio. Each Portfolio offers investors a range of asset allocation strategies designed to accommodate different investors' philosophies and goals by investing in select underlying funds in the CrestFunds family of funds. The Portfolios are currently managed by Crestar Asset Management Company (the "Adviser"). Each Portfolio offers one class of shares, Trust Class shares, which are offered primarily to tax-advantaged and other employee benefit or retirement accounts which have entered into certain management, administration and/or servicing arrangements with Crestar Bank or its affiliates.

MAXIMUM GROWTH PORTFOLIO
GROWTH AND INCOME PORTFOLIO
BALANCED PORTFOLIO

THE PORTFOLIOS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, INSURED OR ENDORSED BY, CRESTAR BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE VALUE OF AN INVESTMENT IN THE PORTFOLIOS AND ITS RETURN WILL FLUCTUATE AND IS NOT GUARANTEED. WHEN SOLD, THE VALUE OF AN INVESTMENT MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED.

Please read this Prospectus before investing. This Prospectus sets forth concisely information about the above-referenced Portfolios that a prospective investor should know before investing, and is designed to help investors decide if a Portfolio's goals match their own. Retain this document for future reference. A Statement of Additional Information dated June 28, 1997 has been filed with the Securities and Exchange Commission ("SEC") and may be obtained upon request and without charge by writing SEI Investments Distribution Co. (the "Distributor"), at Oaks, Pennsylvania 19456, or by calling 1-800-273-7827. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with any offer of shares in the Portfolios. If given or made, such other information or representations must not be relied upon as having been authorized by the Portfolios or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by any Portfolio or Distributor to sell shares of any Portfolio to any person to whom it is unlawful to make such an offer.

TABLE OF CONTENTS

                                                                                                                      PAGE
                                                                                                                      -----
Summary of Portfolio Expenses....................................................................................           3
Investment Objectives and Policies...............................................................................           5
General Investment Policies of the Portfolios....................................................................           6
Investment Limitations of the Portfolios.........................................................................           8
Pricing of Shares and Valuation..................................................................................           8
How to Purchase, Exchange and Redeem Shares......................................................................           8
Dividends and Tax Matters........................................................................................          10
Performance......................................................................................................          10
Portfolio Transactions...........................................................................................          11
Advisory and Related Agreements..................................................................................          11
Other Expense Information........................................................................................          12
Banking Law Matters..............................................................................................          12
Description of Common Stock......................................................................................          13
Description of Permitted Investments and Risk Factors............................................................          13

SUMMARY OF PORTFOLIO EXPENSES

The expense summary format below was developed for use by all mutual funds to help investors make their investment decisions. The purpose of these tables is to assist investors in understanding the various costs and expenses that an investor in the Portfolios would bear. Investors should consider this expense information for the Portfolios along with other important information in this Prospectus, including each Portfolio's investment objective. Shares of the Portfolios are currently offered, without payment of any sales charge, primarily to tax-advantaged and other employee benefit or retirement accounts with which Crestar Bank, or affiliates thereof, has entered into certain management, administration, and/or servicing arrangements. Such relationships may involve the payment of account or service fees not reflected in the tables below.

The Portfolios invest in Trust Class shares of the underlying CrestFunds that are also advised by the Adviser. The underlying CrestFunds primarily invest directly in stocks, bonds and other securities. The Portfolios will not incur any sales charges when they invest in underlying CrestFunds.

THE PORTFOLIOS' EXPENSE TABLE

The table below does not reflect any of the operating costs and investment advisory fees of the underlying CrestFunds. The Portfolios, and ultimately the Portfolios' shareholders, will indirectly bear their pro-rata share of the expenses of the underlying CrestFunds. Investors would not incur the Portfolios' expenses as detailed below if they were to perform their own review and analysis and invest in the affiliated underlying CrestFunds directly.

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS) -- NET OF WAIVERS AND/OR REIMBURSEMENTS:

                                                                          MAXIMUM GROWTH      GROWTH AND INCOME    BALANCED
                                                                             PORTFOLIO            PORTFOLIO        PORTFOLIO
                                                                        -------------------  -------------------  -----------
Advisory Fee (1)......................................................            .08%                 .09%             .11%
12b-1 Fees............................................................            None                 None             None
Other Expenses (2)....................................................            .17%                 .16%             .14%
                                                                                 -----                -----            -----
Total Operating Expenses (3)..........................................            .25%                 .25%             .25%

------------------------------

(1) The Adviser has voluntarily agreed to waive its advisory and management fees and/or reimburse certain expenses to keep the total operating expenses of each Portfolio from exceeding .25% of each Portfolio's total assets. Absent fee waivers and/or expense reimbursements, the advisory fees for each Portfolio would be .25%.

(2) SEI Fund Resources (the "Administrator") has voluntarily agreed to waive its fee for each Portfolio for a twelve month period, effective on the commencement of operations. Absent fee waivers and/or expense reimbursements, "Other Expenses" are estimated to be .46% for the Maximum Growth Portfolio, .36% for the Growth and Income Portfolio, and .18% for the Balanced Portfolio.

(3) Absent fee waivers and/or expense reimbursements, total operating expenses for the Maximum Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio would be .71%, .61% and .43%, respectively.

EXPLANATION OF ANNUAL PORTFOLIO OPERATING EXPENSES. Advisory fees are paid by the Portfolios to the Adviser for managing the Portfolios' investments and business affairs (see "Advisory and Related Agreements"). Advisory fees and Other Expenses are reflected in each Portfolio's share price and are not charged directly to individual shareholder accounts. The expenses and fees of the underlying CrestFunds are not reflected in the above expense table.

EXAMPLE REFLECTING EXPENSES OF THE PORTFOLIOS' AND THE UNDERLYING CRESTFUNDS'

You would pay the following direct and indirect expenses on a $1,000 investment in a Portfolio, assuming the Portfolios' share of the expenses incurred by the underlying CrestFunds ("Indirect Expenses"), as set forth below in "Ranges of the Portfolios' Share of Indirect Expenses", and further assuming (1) 5% annual return and (2) redemption at the end of each time period:

PORTFOLIO                                                                                                  1 YEAR       3 YEARS
-------------------------------------------------------------------------------------------------------  -----------  -----------
Maximum Growth Portfolio...............................................................................   $      13    $      39
Growth and Income Portfolio............................................................................   $      12    $      38
Balanced Portfolio.....................................................................................   $      12    $      37

EXPLANATION OF EXAMPLE. This hypothetical example illustrates the expenses associated with a $1,000 investment over periods of 1 and 3 years based on the expenses in the table above and an assumed annual return of 5%. The Example includes Indirect Expenses for the underlying CrestFunds' most recent fiscal year. The Indirect Expenses are calculated by taking the midpoint of the ranges of Indirect Expenses applicable to each Portfolio, as set forth below in "Ranges of the Portfolios' Share of Indirect Expenses." The actual amount of Indirect Expenses will fluctuate each time the Portfolios' assets are reallocated among the underlying CrestFunds, which are used in calculating the ranges of the Portfolios' share of Indirect Expenses. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIONS OF ACTUAL OR EXPECTED PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY VARY.

EXPENSES OF THE UNDERLYING CRESTFUNDS

The chart below provides the total operating expense ratios for the underlying CrestFunds, which are used in calculating the ranges of the Portfolios' share of Indirect Expenses. The following figures are based on historical expenses for each underlying fund's most recently reported fiscal year end and are calculated as a percentage of average net assets of each underlying fund. Where appropriate, expense ratios are adjusted to reflect current fees.

ASSET CLASS                                                                                                  EXPENSE RATIO
---------------------------------------------------------------------------------------------------------  -----------------
CASH RESERVE FUND........................................................................................            .65%
LIMITED TERM BOND FUND...................................................................................            .78%
INTERMEDIATE BOND FUND...................................................................................            .88%
GOVERNMENT BOND FUND.....................................................................................            .71%
VALUE FUND...............................................................................................           1.02%
CAPITAL APPRECIATION FUND................................................................................           1.04%
SPECIAL EQUITY FUND......................................................................................           1.04%

RANGES OF THE PORTFOLIOS' SHARE OF INDIRECT EXPENSES

Based upon the current asset allocation percentages for each Portfolio (see "Investment Objectives and Policies") and the above expense ratios for the underlying CrestFunds, the ranges of the weighted average of the expense ratios of the underlying CrestFunds in which each Portfolio currently expects to invest are as follows:

                                                                                           RANGES OF INDIRECT EXPENSE
PORTFOLIO                                                                                            RATIOS
---------------------------------------------------------------------------------------  -------------------------------
Maximum Growth Portfolio...............................................................               .96 - 1.03%
Growth and Income Portfolio............................................................               .85 - 1.03%
Balanced Portfolio.....................................................................               .84 -  .96%

INVESTMENT OBJECTIVES AND POLICIES

The Portfolios provide investors with the opportunity to pursue three distinct asset allocation strategies implemented through investments in shares of selected CrestFunds. By investing in the Portfolios, investors have the opportunity to diversify and allocate their assets among the broad range of funds in the CrestFunds family of funds. The Adviser simplifies the diversification and asset allocation process by reviewing, analyzing, selecting, monitoring, reallocating and rebalancing each Portfolio's holdings of CrestFunds for investors.

The assets of each Portfolio will be allocated among underlying CrestFunds in accordance with its investment objective, the Adviser's outlook for the economy, the financial markets and the relative market valuations of the underlying CrestFunds. Each Portfolio has the ability to invest its assets allocated to a particular asset class in one or more of the underlying CrestFunds, which have differing investment objectives, policies and risk characteristics (see "Investments in Shares of the Underlying CrestFunds"). The risks associated with investing in a Portfolio will vary depending upon how the assets within its asset classes are allocated from time to time among the underlying CrestFunds. Although the Portfolios currently expect to invest in one or more of the underlying CrestFunds identified below, the Adviser has the discretion to change the particular CrestFunds used as underlying investments for the Portfolios. If the Adviser determines in the future that it is in a Portfolio's best interest, the Adviser may substitute or include other underlying funds from the CrestFunds family of funds, including CrestFunds that do not currently exist.

                               CASH RESERVE FUND
                             LIMITED TERM BOND FUND
                             INTERMEDIATE BOND FUND
                              GOVERNMENT BOND FUND
                           CAPITAL APPRECIATION FUND
                              SPECIAL EQUITY FUND
                                   VALUE FUND

The investment objective of each Portfolio is set forth below. Each Portfolio's objective, the asset allocation percentage ranges described below, the list of underlying CrestFunds described above, and those policies identified as non-fundamental may be changed by the Company's Board of Directors without shareholder approval. A Portfolio's investment policies identified as fundamental may not be changed except by approval of the majority of the outstanding shares of that Portfolio. The Adviser will manage each Portfolio consistent with that Portfolio's investment objective and policies. There is no assurance that a Portfolio will achieve its investment objective. For more information regarding each Portfolio's investment policies, please refer to the Statement of Additional Information.

MAXIMUM GROWTH PORTFOLIO

The Maximum Growth Portfolio seeks to provide a high level of capital appreciation, without regard to current income. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in equity securities that seek capital appreciation. The Portfolio's remaining assets may be invested in shares of underlying CrestFunds that invest primarily in fixed-income securities, shares of underlying CrestFunds that are money market funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper.

In general, relative to the other Portfolios, the Maximum Growth Portfolio should offer investors the potential for a high level of capital growth, and the potential for a lower level of current income, while subjecting investors to a medium to high level of principal risk. The Portfolio currently plans to invest in shares of the following underlying CrestFunds within the percentage ranges set forth below:

                                  INVESTMENT RANGE (PERCENT
                                    OF THE MAXIMUM GROWTH
ASSET CLASS                          PORTFOLIO'S ASSETS)
--------------------------------  -------------------------
Equity .........................             80-100%
-----
  VALUE FUND
  CAPITAL APPRECIATION FUND
  SPECIAL EQUITY FUND

Money Market ...................               0-20%
------------
  CASH RESERVE FUND

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio seeks to provide long-term capital appreciation, with current income as a secondary objective. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in either equity securities that seek capital appreciation, or invest primarily in fixed-income securities that seek income. The Portfolio's remaining assets may be invested in shares of underlying CrestFunds that are money market funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper.

In general, relative to the other Portfolios, the Growth and Income Portfolio should offer investors the potential for a medium to high level of capital growth and the potential for a medium level of income, while subjecting investors to a medium level of principal risk. The Portfolio currently plans to invest in shares of the following underlying CrestFunds within the percentage ranges set forth below:

                                   INVESTMENT RANGE (PERCENT
                                   OF THE GROWTH AND INCOME
ASSET CLASS                           PORTFOLIO'S ASSETS)
---------------------------------  -------------------------
Equity ..........................              60-80%
-----
  VALUE FUND
  CAPITAL APPRECIATION FUND
  SPECIAL EQUITY FUND

Bond ............................              20-40%
----
  LIMITED TERM BOND FUND
  INTERMEDIATE BOND FUND
  GOVERNMENT BOND FUND

Money Market ....................               0-20%
------------
  CASH RESERVE FUND

BALANCED PORTFOLIO

The Balanced Portfolio seeks both capital appreciation and current income. Under normal market conditions, the Portfolio will invest primarily in shares of underlying CrestFunds that invest primarily in equity securities, but at least 25% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in fixed-income securities. The Portfolio's remaining assets may be invested in shares of underlying CrestFunds that are money market funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper.

In general, relative to the other Portfolios, the Balanced Portfolio should offer investors a balanced level of income and capital appreciation, while subjecting investors to a lower level of principal risk. The Portfolio currently plans to invest in shares of the following underlying CrestFunds within the percentage ranges set forth below:

                                       INVESTMENT RANGE
                                   (PERCENT OF THE BALANCED
ASSET CLASS                           PORTFOLIO'S ASSETS)
---------------------------------  -------------------------
Equity ..........................              40-70%
-----
  VALUE FUND
  CAPITAL APPRECIATION FUND
  SPECIAL EQUITY FUND

Bond ............................              30-60%
----
  LIMITED TERM BOND FUND
  INTERMEDIATE BOND FUND
  GOVERNMENT BOND FUND

Money Market ....................               0-20%
------------
  CASH RESERVE FUND

GENERAL INVESTMENT POLICIES OF THE PORTFOLIOS

To achieve each Portfolio's investment objective, the Adviser will attempt to identify and select a diversified portfolio of underlying CrestFunds. In the selection process, the Adviser analyzes many factors, including the underlying CrestFunds' investment objectives, total return, volatility and expenses. Each Portfolio invests a percentage of its assets, within percentage ranges the Adviser believes appropriate, in select underlying CrestFunds, which are separately-managed series of the Company. The percentages will reflect the extent to which each Portfolio invests in the particular market segment represented by each underlying fund in the CrestFunds family of funds, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those corresponding underlying funds. These percentage ranges may change when it is appropriate in light of each Portfolio's investment objective. Each Portfolio may invest up to 100% of its assets in shares of the underlying CrestFunds. In addition, when the Adviser deems it appropriate, for temporary defensive purposes, each Portfolio may invest 100% of its assets directly in securities issued by the U.S. Government or its agencies or instrumentalities, repurchase agreements, short-term paper and shares of underlying CrestFunds that are money market funds (and shares of unaffiliated money market funds, as permitted by the SEC). To the extent that a Portfolio is engaged in temporary defensive investing, it will not be pursuing its investment objective. When the Adviser deems it appropriate, in order to meet liquidity needs, each Portfolio may invest its assets directly in securities issued by the U.S. Government or its agencies or instrumentalities, repurchase agreements, short-term paper and shares of underlying CrestFunds that are money market funds (and shares of unaffiliated money market funds, as permitted by the SEC).

INVESTMENTS IN SHARES OF THE UNDERLYING CRESTFUNDS

Each of the underlying CrestFunds pursues its own investment objective by investing in particular types of securities. Each underlying fund's objectives and primary investment policies are set forth below.

CASH RESERVE FUND -- The Cash Reserve Fund, a money market fund, seeks to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, U.S. dollar-denominated money market instruments of U.S. and foreign issuers, including floating and variable rate instruments.

LIMITED TERM BOND FUND -- The Limited Term Bond Fund seeks to provide a high level of current income by investing exclusively in investment-grade fixed-income securities of U.S. and foreign issuers. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 1 and 5 years.

INTERMEDIATE BOND FUND -- The Intermediate Bond Fund seeks to provide a high level of current income by investing exclusively in investment-grade fixed-income securities of U.S and foreign issuers. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 5 and 10 years.

GOVERNMENT BOND FUND -- The Government Bond Fund seeks to provide a high level of current income in a manner consistent with preserving principal by investing primarily in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In seeking current income, the Fund also may consider the potential for capital gain. Under normal conditions, at least 65% of the Fund's total assets will be invested in U.S. Government bonds or other debt instruments, including repurchase agreements secured by U.S. Government securities.

VALUE FUND -- The Value Fund seeks to provide long-term capital appreciation and, as a secondary objective, current income, by investing primarily in income producing equity securities of U.S and foreign companies with large market capitalizations.

CAPITAL APPRECIATION FUND -- The Capital Appreciation Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of U.S and foreign companies with medium to large market capitalizations.

SPECIAL EQUITY FUND -- The Special Equity Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of U.S and foreign companies with small to medium market capitalizations.

The following risk factors are associated with a Portfolio's investments in underlying CrestFunds:

- When the Portfolios invest in underlying CrestFunds, shareholders will be exposed to the risks associated with investing in those underlying CrestFunds. Those risks include risks associated with investing in foreign securities, asset-backed securities, delayed delivery transactions, American Depositary Receipts, mortgage-backed securities, repurchase agreements and reverse repurchase agreements.

- The Portfolios and the underlying CrestFunds have the same officers, Directors and investment adviser, which may give rise to certain conflicts of interest.

- Each Portfolio's investment performance is substantially related to the investment performance of the underlying CrestFunds.

- Investing in the underlying CrestFunds involves certain additional expenses that would not be present in a direct investment in the underlying CrestFunds. When a Portfolio invests in underlying CrestFunds, shareholders bear not only the Portfolio's expenses, but also the expenses of the underlying CrestFunds.

Summary information about the principal types of investments made by the underlying CrestFunds is set forth in the "Description of Permitted Investments and Risk Factors." More information about the underlying CrestFunds is contained in the Portfolios' Statement of Additional Information, and in the Prospectus and Statement of Additional Information relating to the underlying CrestFunds, which may be obtained without charge by writing the Distributor at Oaks, Pennsylvania 19456, or by calling 1-800-273-7827.

INVESTMENTS IN OTHER SECURITIES

In addition to shares of the underlying CrestFunds, the Portfolios may invest in the following types of securities, which are described briefly below. The Portfolios are not limited by this discussion, however, and may purchase other types of securities and enter into other types of transactions if they meet each of their respective investment objectives and policies.

BANKERS' ACCEPTANCES. Bankers' acceptances are time drafts or bills of exchange drawn on and accepted by a bank, the customary means of effecting payment for merchandise sold in import-export transactions and a source of financing used extensively in international trade. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT. Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

COMMERCIAL PAPER. Commercial paper is comprised of short-term obligations issued by banks, broker-dealers, municipalities, corporations or other entities for purposes such as financing their current obligations.

LETTERS OF CREDIT. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy securities on demand by obtaining letters of credit ("LOCs") or other guarantees from banks.

REPURCHASE AGREEMENTS. In a repurchase agreement, a mutual fund buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of bankruptcy of the other party to a repurchase agreement, the mutual fund could experience delays in recovering its cash. To the extent that, in the meantime, the value of securities purchased had decreased, the mutual fund could experience a loss.

SHORT-TERM PAPER. Short-term paper is comprised of instruments, such as notes and bills of exchange, that are payable on demand or that have a maturity of nine months or less.

TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

INVESTMENT LIMITATIONS OF THE PORTFOLIOS

The following summarizes each Portfolio's principal investment limitations. A complete listing is contained in the Statement of Additional Information. These limitations are fundamental and may not be changed without shareholder approval. Except for the Portfolios' percentage limitations concerning borrowing, the limitations and policies discussed in this Prospectus are considered at the time of purchase. Accordingly, the sale of securities is not required in the event of a subsequent change in circumstances.

1. Each Portfolio may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities of other investment companies and securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% of the outstanding voting securities of the issuer.

2. Each Portfolio may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Portfolio's total assets. In addition, each Portfolio may borrow money in excess of 5% of the Portfolio's total assets for any reason (a) by borrowing from banks or (b) by engaging in reverse repurchase agreements.

PRICING OF SHARES AND VALUATION

The net asset value ("NAV") per share of each Portfolio is determined by dividing the total market value of such Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of that Portfolio. The assets of each Portfolio consist primarily of shares of the underlying CrestFunds, which are valued at their respective net asset values. Excluding shares of the underlying CrestFunds, portfolio securities generally are valued at the last quoted sales price for such securities. Securities traded only on over-the-counter markets are valued at the last over-the-counter bid price. Securities for which there were no transactions on the valuation date are valued at the most recent quoted bid price. A pricing service may be used to obtain last sale price of each security held. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. NAV per share is determined daily as of the regular close of business of the New York Stock Exchange ("NYSE") (currently, 4:00 p.m. Eastern time) on each Business Day.

HOW TO PURCHASE, EXCHANGE AND
REDEEM SHARES

DISTRIBUTOR

Shares of each Portfolio are sold on a continuous basis by the Portfolios' Distributor. The Distributor is a registered broker-dealer with principal offices at Oaks, Pennsylvania 19456.

PURCHASE OF SHARES

Trust Class shares are offered continuously to tax-advantaged and other employee benefit or retirement accounts with which Crestar Bank, or an affiliate thereof, has entered into certain management, administration, and/or servicing agreements. For further information on opening an account, contact your plan sponsor or financial intermediary for the services and procedures which pertain to your account. Sales personnel of financial institutions distributing the Portfolios' shares and other persons entitled to receive compensation for selling such shares may receive differing compensation.

Purchases will be effected only on days on which the NYSE and the Portfolios' custodian, Crestar Bank, are open for business ("Business Days"). The issuance of shares is recorded on the books of the Portfolios, and share certificates will not be issued for shares of the Portfolios. The Portfolios reserve the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

Purchase orders for the Portfolios must be received by Crestar Bank before the regular close of business of the NYSE (currently, 4:00 p.m., Eastern time) on a Business Day. Orders are priced according to the NAV determined on that day. Any orders received after that time will be processed at the NAV next calculated. All purchases must be paid for in U.S. dollars and checks must be drawn on U.S. banks. Purchase orders will be executed by 4:00 p.m., Eastern time, on the Business Day on which the purchase order is received in good order by Crestar Bank. Payment for the purchase is expected at the time of the order but must be received within 5 business days of the date of the order. Each Portfolio reserves the right to withhold redemption proceeds until it is reasonably satisfied that checks received as payment have cleared (which can take up to 7 days). If available funds are not received within 5 business days, the order may be canceled and notice thereof will be provided to the party placing the order.

It is the responsibility of the applicable plan sponsors and financial intermediaries to transmit orders for purchases by their customers to the transfer agent and for the plan sponsors and financial intermediaries to deliver required funds on a timely basis in accordance with the above-stated procedures. Any fees and/or losses incurred due to cancellation of an order will be the responsibility of the party placing the order.

EXCHANGES

Investors may exchange shares of the Portfolios for Trust Class shares of other Portfolios. All dividends credited to the shareholder up to the date of exchange are paid to the shareholder at the end of the month. Each Portfolio reserves the right to refuse exchanges if the Portfolio would be unable to invest effectively in accordance with its investment objective and policies or would otherwise be affected adversely. The Portfolios further reserve the right to terminate or modify the exchange privilege in the future. Exchanges are subject to the same time frames listed above. An exchange is considered a sale and subsequent purchase of shares and may result in a capital gain or loss for federal income tax purposes.

Investors may also exchange shares of the Portfolios for Trust Class shares, Investors Class A shares or Investors Class B shares of the underlying CrestFunds. Each fund in the CrestFunds family of funds reserves the right to redeem Trust Class shares held by shareholders who are not eligible to purchase Trust Class shares if such shares are not converted to Investors Class A shares or Investors Class B shares after 30 days.

To exchange Trust Class shares of the Portfolios for shares of other Portfolios or the underlying CrestFunds, such shares must be available for purchase by investors, the investor must be eligible to purchase such shares, and the shares must be offered by the investor's plan sponsor or financial intermediary. Exchange purchases by any person or group may be refused if, in the Adviser's judgment, a Portfolio or fund in the CrestFunds family of funds would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

REDEMPTION OF SHARES

Customers may redeem all or part of their Trust Class shares of a Portfolio held through their employee benefit or retirement account in accordance with instructions and limitations pertaining to their account. It is the responsibility of each plan sponsor or financial intermediary to transmit redemption orders to Crestar Bank and to credit the customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by the Portfolios, although banks may charge their customer accounts for services provided in connection with the redemption of shares of the Portfolios. Information concerning these services and any charges are available from the plan sponsor or financial intermediary. Redemption orders are effected at the NAV next determined after receipt of the order in good order by Crestar Bank. All dividends credited to the shareholder up to the date of redemption are paid to the shareholder at the end of the month.

Crestar Bank reserves the right to wire redemption proceeds within 7 days following receipt of the order.

Subject to each Portfolio's compliance with applicable regulations, each Portfolio has reserved the right to pay the redemption, either totally or partially, by a distribution of securities or other property (instead of cash) from a Portfolio's investments. The securities or property distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in kind, brokerage or transaction charges may be incurred when converting the securities to cash, and the shareholder may realize a gain or loss for tax purposes on both the distribution and the subsequent conversion.

With respect to tax-advantaged and other employee benefit or retirement accounts, any distributions personally received by a shareholder from the account prior to age 59 1/2 are generally subject to a 10% penalty tax, as well as to ordinary income taxes. To avoid the 10% penalty, such shareholders must generally roll over your distribution to another tax-advantaged account or tax-qualified retirement plan (if permitted) within 60 days.

DIVIDENDS AND TAX MATTERS

DISTRIBUTIONS. Income dividends from the Portfolios are declared and distributed monthly. Capital gains, if any, are declared and distributed annually. All Portfolios distribute substantially all of their net investment income and capital gains (if any) to shareholders each year. Unless the Portfolios are instructed otherwise, all income dividends and capital gains distributions are automatically reinvested into additional shares of the Portfolio immediately upon payment thereof.

FEDERAL TAXES. Each Portfolio's distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January will be taxable as if paid on December 31. Each Portfolio will send shareholders a tax statement by January 31 showing the tax status of the distributions received in the past year and will file a copy with the Internal Revenue Service ("IRS"). You should keep all statements you receive to assist in your personal record keeping.

CAPITAL GAINS. Shareholders may realize a capital gain or loss when they redeem or exchange shares. For most types of accounts, the Portfolios will report the proceeds of the redemptions to investors and the IRS annually. However, because the tax treatment also depends on an individual's purchase price and the individual's personal tax position, shareholders should keep their regular account statements to use in determining their tax.

"BUYING A DIVIDEND." On the ex-dividend date for an income dividend or distribution from capital gains, each Portfolio's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you would pay the full price for the shares and then receive a portion of the share price as a taxable distribution.

OTHER TAX INFORMATION. In addition to federal taxes, an investor may be subject to state or local taxes depending on the laws in such investor's area. An investor should consult a tax adviser concerning the application of state and local taxes to investments in the Portfolios, which may differ from the federal income tax consequences described above. When an investor signs an account application, such investor will be asked to certify that the social security or taxpayer identification number is correct and that the investor is not subject to backup withholding for failing to report income to the IRS. If an investor violates IRS regulations, the IRS can require the Portfolios to withhold 31% of such investor's taxable distributions and redemptions. Please refer to the Statement of Additional Information for more information regarding taxes.

TAX-DEFERRED INVESTMENTS. Individual retirement accounts and participants in other tax-qualified retirement plans generally will not be subject to federal tax liability on either income or capital gain distributions from the Portfolios. Rather, participants in such plans will be taxed when they begin taking distributions from their individual retirement accounts and/or the plans. There are various restrictions under the Internal Revenue Code on eligibility, contributions and withdrawals, depending on the type of tax-deferred account or tax-qualified retirement plan. The rules governing tax-deferred accounts and tax-qualified retirement plans are complex, and failure to comply with the governing rules and regulations may result in a substantial cost to an investor, including the loss of tax advantages and the imposition of additional taxes and penalties by the IRS. An investor should consult with a tax professional on the specific rules governing your own plan.

PERFORMANCE

Performance of a Portfolio may be quoted in advertising in terms of yield, effective yield or total return, as appropriate. Performance figures are based on historical results and are not intended to indicate future performance.

Yield is calculated by dividing the net investment income (net of expenses) earned by the Portfolio over a 30-day period, by the average number of shares entitled to receive distributions, expressed as an annualized percentage rate. The effective yield is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Because yield accounting methods differ from the methods used for other accounting purposes, each Portfolio's yield may not equal its distribution rate, the income paid to an account or the income reported in the Portfolio's financial statements.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in a Portfolio and assumes that all dividends and capital gain distributions are reinvested. A cumulative total return reflects a Portfolio's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Portfolio's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the Portfolios' returns, investors should recognize that they are not the same as actual year-by-year results. When a Portfolio quotes an average annual total return covering a period of less than one year, the calculation assumes the performance will remain constant for the rest of the year. Since this may or may not occur, these average annual total returns should be viewed as hypothetical returns rather than actual performance. To illustrate the components of overall performance, the Portfolios may separate their cumulative and average annual total returns into income results and capital gain or loss. The Portfolios may quote their total returns on a before tax or after tax basis.

PORTFOLIO TRANSACTIONS

As discussed above, the Portfolios will primarily invest in shares of the underlying CrestFunds. Orders for transactions in these underlying funds will be placed with SEI Investments Distribution Co., distributor for the underlying CrestFunds and the Portfolios. The Portfolios may execute brokerage or other agency transactions through an affiliate of the Distributor or through an affiliate of the Adviser, which are registered broker-dealers.

The frequency of portfolio transactions, also known as a Portfolio's portfolio turnover rate, will vary from year to year depending on market conditions. The portfolio turnover rates for each of the Maximum Growth Portfolio and Growth and Income Portfolio is not expected to exceed 25%. The portfolio turnover rate for the Balanced Portfolio is not expected to exceed 25% with respect to the Portfolio's investments in shares of underlying CrestFunds that invest primarily in common stocks and 25% with respect to the Portfolio's remaining investments. To ensure that a Portfolio's assets are allocated in accordance with its investment objective, the Adviser will reallocate a Portfolio's assets within the percentage ranges shown previously (see "Investment Objectives and Policies"). A Portfolio's investments are continuously monitored and are reallocated as often as the Adviser deems appropriate. In addition, to ensure that a Portfolio's allocations fall within the selected percentage ranges, the Adviser will adjust or rebalance the allocation of underlying CrestFunds in each Portfolio. Portfolio allocations are typically reviewed once every month for rebalancing at the discretion of the Adviser. If, however, market conditions warrant, the Adviser may make more frequent reallocation and rebalancing decisions, which will result in a higher portfolio turnover rate. The Portfolios will purchase or sell shares of the underlying CrestFunds and other portfolio securities: (a) to accommodate purchases and redemptions of each Portfolio's shares; (b) in response to market or other economic conditions; and (c) to maintain or modify the allocation of each Portfolio's assets among the underlying portfolios within the percentage limits deemed from time to time by the Adviser to be appropriate. It is important to note, however, that the portfolio turnover rate of certain of the underlying CrestFunds may exceed 100%. Such a turnover rate may result in higher transaction costs and may result in additional tax consequences for shareholders (including the Portfolios).

ADVISORY AND RELATED AGREEMENTS

THE ADVISER

Crestar Asset Management Company (the "Adviser"), formerly Capitoline Investment Services, Incorporated, 919 East Main Street, Richmond, Virginia 23219, provides investment advisory services to each of the Portfolios subject to the general supervision of the Company's Board of Directors.

The Adviser is a wholly-owned subsidiary of Crestar Bank, which is a subsidiary of Crestar Financial Corporation, a MidAtlantic Region banking organization. Crestar Financial Corporation had total assets of approximately $22.1 billion as of January 31, 1997. Crestar Financial Corporation was organized in 1962 as a bank holding company registered under the federal Bank Holding Company Act of 1956 and files annual and periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934. (See "Banking Law Matters.")

The Adviser was organized in 1973 and is one of the largest investment advisory organizations in Virginia. As of January 31, 1997, the Adviser managed trust and investment assets of approximately $13.4 billion.

PORTFOLIO MANAGEMENT

The Portfolios will be managed by the Adviser's Policy & Strategy Committee. The Adviser's Policy & Strategy Committee is comprised of the President & Chief Investment Officer, Director of Equity Investment Management, Director of Fixed Income Investment Management, Director of Cash Investment Management and senior portfolio managers. The Committee meets regularly, usually on a weekly basis, to review the financial market outlook and implement asset allocation adjustments as needed.

ADVISORY AGREEMENTS

The Company has entered into investment advisory agreements with the Adviser ("Advisory Agreements") on behalf of each Portfolio, pursuant to which the Adviser is paid for its advisory services to each Portfolio at an annual rate of
 .25% of the average daily net assets of each Portfolio. The Adviser, at its sole discretion, may waive or reimburse a Portfolio for a portion of that Portfolio's investment advisory fee in order to limit total operating expenses. Any waiver, which may be discontinued at any time, has the effect of increasing the Portfolio's yield for the period during which the waiver was in effect and may not be recouped at a later date.

ADMINISTRATOR AND DISTRIBUTOR

The Administrator, a Delaware business trust, provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator.

The Administrator is entitled to a fee of $40,000 annually for each Portfolio. Commencing with the operation of each Portfolio, the Administrator has voluntarily agreed to waive its fee for a twelve month period. The Distributor, a wholly-owned subsidiary of SEI, provides the Company with distribution services. Each Portfolio may execute brokerage or other agency transactions through the Distributor for which the Distributor receives compensation.

TRANSFER AGENT AND CUSTODIAN

Crestar Bank, 919 East Main Street, Richmond, VA 23219, acts as each Portfolio's transfer agent, dividend paying agent and custodian. As transfer agent, Crestar Bank maintains shareholder accounts and records for each Portfolio. For its services as transfer agent, Crestar Bank is paid a monthly fee at the annual rate of .05% of average net assets of each Portfolio.

As custodian, Crestar Bank safeguards and controls the Portfolios' cash and securities, handles the receipt and delivery of securities and collects income on portfolio investments. For these services, Crestar Bank is paid a monthly fee at an annual rate of .03% of each Portfolio's average net assets.

Crestar Bank is permitted to subcontract any or all of its functions to one or more qualified sub-transfer agents, sub-custodians or other persons. Crestar Bank is permitted to compensate those agents for their services, but no such compensation may increase the aggregate amount of payments by the Portfolios to Crestar Bank pursuant to transfer agent or custodian agreements.

DIRECTORS AND OFFICERS

Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Adviser, Administrator and Distributor. The officers of the Company conduct and supervise its daily business operations.

OTHER EXPENSE INFORMATION

For the purpose of the Adviser's obligation to reimburse expenses, each Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser monthly. Each Portfolio's expenses, which include Company expenses attributable to a particular Portfolio, are allocated to that Portfolio. Expenses not directly attributable to a particular Portfolio, are allocated among the Portfolios in proportion to their average net assets.

BANKING LAW MATTERS

Banking laws and regulations, including the Glass-Steagall Act (as currently interpreted by the Board of Governors of the Federal Reserve System), prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities. The same laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and to purchase shares of the investment company as agent for and upon the order of a customer. Upon advice of counsel, the Company's Board of Directors believes that the Adviser, Crestar Bank and any bank or bank affiliate may perform processing or transfer agency or similar services described in this Prospectus for each Portfolio and its shareholders without violating applicable federal banking laws or regulations.

However, judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If banks or bank affiliates were prohibited from so acting, the Company would change its existing policies to permit bank customers who are shareholders to remain shareholders of a Portfolio and would implement alternative means for continuing the servicing of such shareholders. In such event, changes in the operation of the Portfolio might occur and a shareholder serviced by such bank or bank affiliates may no longer be able to avail itself of the bank's or its affiliates' services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DESCRIPTION OF COMMON STOCK

The Maximum Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio are diversified portfolios of the Company. The authorized capital stock of the Company, which was incorporated as a Maryland corporation on March 17, 1986, consists of 20 billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Board of Directors may, without shareholder approval and at the Company's expense, divide the authorized stock into an unlimited number of separate series. Currently all the authorized stock of the Company is divided into fifteen separate series: Maximum Growth Portfolio Common Stock, Growth and Income Portfolio Common Stock, Balanced Portfolio Common Stock, Cash Reserve Fund Common Stock, U.S. Treasury Money Fund Common Stock, Tax Free Money Fund Common Stock, Limited Term Bond Fund Common Stock, Intermediate Bond Fund Common Stock, Government Bond Fund Common Stock, Maryland Municipal Bond Fund Common Stock, Virginia Intermediate Municipal Bond Fund Common Stock, Virginia Municipal Bond Fund Common Stock, Value Fund Common Stock, Capital Appreciation Fund Common Stock and Special Equity Fund Common Stock, representing shares for each of the Company's fifteen CrestFunds. The CrestFunds offer one or more of three classes of shares: Trust Class shares, Investors Class A shares and Investors Class B shares, which provide for variations in distribution and servicing costs, transfer agent fees, voting rights and dividends. Such variations may affect performance. For more information concerning these classes, please refer to the prospectus for the underlying CrestFunds, contact the Distributor at Oaks, Pennsylvania 19456 or call 1-800-273-7827.

All shares of the Company have equal voting and liquidation rights, and fractional shares have those rights proportionately. Generally, shares will be voted in the aggregate without reference to a particular series or class, unless the matter affects only one series or class or voting by a series or class is required by law, in which case shares will be voted separately by the series or class, as the case may be. Maryland law does not require the Company to hold annual meetings of shareholders and the Company does not intend to do so, though special meetings will be held when required by law. Shareholders representing 25% or more of the Company or a series may, as set forth in the Company's By-laws, call meetings of the Company or a series, as the case may be, including, in the case of a meeting of the entire Company, the purpose of voting on removal of one or more Directors. There are no conversion or preemptive rights in connection with shares of each series. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following briefly describes the primary types of securities in which the underlying CrestFunds may invest. The underlying CrestFunds are not limited by this discussion, however, and may purchase other types of securities and enter into other types of transactions if they meet each of their respective investment objectives and policies, and their respective quality, maturity and liquidity requirements. More detailed information about the underlying CrestFunds' investments is contained in the Portfolio's Statement of Additional Information, and in the Prospectus and Statement of Additional Information relating to the underlying CrestFunds, which may be obtained without charge by writing the Distributor at Oaks, Pennsylvania 19456, or by calling 1-800-273-7827.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

EQUITY SECURITIES. Equity securities, such as common stocks, are units of ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. For the most part, however, common stock has more potential for appreciation. Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a mutual fund's net asset value. Investments in small capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management.

FIXED-INCOME SECURITIES. Fixed-income securities are debt obligations issued by governments, corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments.

FOREIGN INVESTMENTS. Investing in foreign securities traded in the United States involves risks in addition to the risks inherent in domestic investments. Foreign investments may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. In addition, foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. These risks are typically greater for investments in less developed countries whose governments and financial markets may be more susceptible to adverse political and economic developments. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments, especially those in developing countries more volatile. There is no limitation on the amount each underlying corporate bond fund and equity fund may invest in foreign securities or in any one country.

INVESTMENT-GRADE SECURITIES. Investment-grade securities include securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service ("Moody's"), which generally provide adequate to strong protection of principal and interest payments. Securities rated BBB or Baa may be more susceptible to potential adverse changes in circumstances which may lead to a weakened capacity to make principal and interest payments, and may have speculative characteristics as well.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities issued by government and non-government entities such as banks, mortgage lenders or other financial institutions. These instruments entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future.

PREFERRED STOCK. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency. For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and Fannie Mae are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Government and are the highest quality government securities.

                     CRESTFUNDS-REGISTERED TRADEMARK-, INC.
 MAXIMUM GROWTH PORTFOLIO, GROWTH AND INCOME PORTFOLIO, AND BALANCED PORTFOLIO
                               TRUST CLASS SHARES
                      STATEMENT OF ADDITIONAL INFORMATION
                                 JUNE 28, 1997

This Statement is not a prospectus but should be read in conjunction with the current Trust Class Prospectus (dated June 28, 1997) for the above-referenced portfolios of CrestFunds-Registered Trademark-, Inc. (the "Company"). Please retain this document for future reference. To obtain without charge additional copies of the Trust Class Prospectus for the above referenced Portfolios, or the Prospectus or Statement of Additional Information for the other funds in the CrestFunds family of funds, please call 1-800-273-7827.

TABLE OF CONTENTS

                                                                                                                      PAGE
                                                                                                                     -----
Investment Policies and Limitations of the Portfolios............................................................          3
Investment Practices of the Underlying CrestFunds................................................................          4
Portfolio Transactions...........................................................................................          7
Valuation of Portfolio Securities................................................................................          7
Portfolio Performance............................................................................................          8
Additional Information Regarding Pricing and Redemptions.........................................................          9
Additional Description of Common Stock...........................................................................          9
Tax Status of the Portfolios.....................................................................................         10
Distributions and Taxes..........................................................................................         11
Directors and Officers and Affiliated Persons....................................................................         12
The Adviser......................................................................................................         13
Administrator and Distributor....................................................................................         13
Transfer Agent...................................................................................................         14
Custodian........................................................................................................         14
Auditor..........................................................................................................         14
Appendix.........................................................................................................         15

CRESTFUNDS, INC.

CrestFunds, Inc. (the "Company") is a registered open-end management investment company that currently consists of fifteen separate investment portfolios ("portfolios" or "series"). The Company was established as a Maryland corporation on March 17, 1986. The Company's Articles of Incorporation permit it to offer separate series of common stock ("shares") and separate classes of each series. Except for the differences among the Trust Class shares, Investors Class A shares and Investors Class B shares, each share of each series represents an equal proportionate interest in that series with each other share of that series.

This Statement of Additional Information relates to the following investment portfolios: Maximum Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio (each a "Portfolio" and, collectively, the "Portfolios"). Shareholders may purchase shares in the Portfolios through one class, the Trust Class. Investors may purchase shares of the other series in the CrestFunds family of funds through three separate classes, the Trust Class, Investors Class A and Investors Class B, which provide for variations in distribution and servicing costs, transfer agent fees, voting rights and dividends.

    ADVISER:

    Crestar Asset Management Company (the "Adviser")

    TRANSFER AGENT:

    Crestar Bank (the "Transfer Agent")

    CUSTODIAN:

    Crestar Bank (the "Custodian")

    ADMINISTRATOR:

    SEI Fund Resources (the "Administrator")

    DISTRIBUTOR:

    SEI Investments Distribution Co. (the "Distributor")

INVESTMENT POLICIES AND LIMITATIONS OF THE PORTFOLIOS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations.

Each Portfolio's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities," of the Portfolio (67% or more of the voting securities present or 50% of the outstanding voting securities, whichever is less) as defined in the Investment Company Act of 1940 (the "1940 Act"). However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF MAXIMUM GROWTH PORTFOLIO, GROWTH AND INCOME PORTFOLIO, AND BALANCED PORTFOLIO SET FORTH IN THEIR ENTIRETY. EACH PORTFOLIO MAY NOT:

1. with respect to 75% of its total assets, purchase the securities of any issuer (other than securities of other investment companies and securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2. borrow money, except that a Portfolio (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Portfolio's total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Portfolio has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

3. underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 (the "Securities Act") in the disposition of restricted securities;

4. issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC");

5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by investment companies) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In addition, each Portfolio may not invest more than 25% of its assets in underlying CrestFunds that, as a matter of policy, concentrate their assets in any one industry. However, a Portfolio may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying CrestFunds. Each Portfolio may invest up to 100% of its assets in securities issued by investment companies;

6. purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business);

7. purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; and

8.  lend any security or make any other loan, except as permitted by the 1940
    Act.

THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

1. Each Portfolio does not currently intend to purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

2. Each Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

3.  Each Portfolio does not currently intend to sell securities short.

4. Each Portfolio does not currently intend to purchase or sell futures contracts or put or call options.

5. Each Portfolio may not invest in shares of unaffiliated money market funds, except as permitted by the SEC.

INVESTMENT PRACTICES OF THE UNDERLYING CRESTFUNDS

Each underlying CrestFund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the underlying CrestFunds.

ASSET-BACKED SECURITIES. Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

DELAYED DELIVERY TRANSACTIONS. These transactions involve a commitment by a mutual fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after a period longer than the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities on a delayed delivery basis, the purchaser assumes the rights and risks of ownership, including the risk of price and yield fluctuations. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Because the purchaser is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with other investments. If a mutual fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When a mutual fund has sold a security on a delayed delivery basis, the mutual fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the mutual fund could miss a favorable price or yield opportunity, or could suffer a loss. A mutual fund may renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FOREIGN INVESTMENTS. Investing in securities issued by companies or other issuers whose principal activities are outside the United States may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. A mutual fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a mutual fund.

In addition, there is generally less publicly available information about foreign issuers' financial condition and operations, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability; military action or unrest; or adverse diplomatic developments. The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where mutual fund assets may be released prior to receipt of payment, may expose a mutual fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher that for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries.

U.S. dollar denominated foreign securities impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. EDRs are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. EDRs may be available for investment through "sponsored" or "unsponsored" facilities.

INDEXED SECURITIES. Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.

LENDING OF SECURITIES. Securities lending allows a mutual fund to retain ownership of the securities loaned and, at the same time, to earn additional income. There may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially.

It is the current view of the staff of the SEC that a mutual fund may engage in loan transactions only under the following conditions: (1) the mutual fund must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the mutual fund must be able to terminate the loan at any time; (4) the mutual fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the mutual fund may pay only reasonable custodian fees in connection with the loan; and (6) the board of directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in short-term high quality debt securities, U.S. Government securities or money market instruments. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

MORTGAGE-BACKED SECURITIES. The market volatility of mortgage-backed securities can be greater than the market volatility of other bonds. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. During periods of declining interest rates, prepayment of mortgages underlying mortgage securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield or total return of a particular issue. In the absence of a known maturity, market participants generally refer to a security's estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

REPURCHASE AGREEMENTS. In a repurchase agreement, a mutual fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. A custodian holds the security as collateral for the repurchase agreement. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. A mutual fund bears a risk of loss in the event the other party defaults on its obligations and the mutual fund is delayed or prevented from exercising its right to dispose of the collateral or if the mutual fund realizes a loss on the sale of the collateral. A mutual fund may experience a loss if the market value of the underlying securities declines. Generally, mutual funds enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. In the case of taxable money market funds, investments in second tier securities are subject to the further constraints in that (i) no more than 5% of a Fund's assets may be invested in second tier securities and (ii) any investment in securities of any one such issuer is limited to the greater of 1% of the Fund's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements by which a mutual fund sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time a mutual fund enters into a reverse repurchase agreement, the mutual fund places liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the mutual fund may decline below the price at which the mutual fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the mutual fund under the 1940 Act.

STANDBY COMMITMENTS. Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the mutual fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. Generally, mutual funds limit standby commitment or put transactions to institutions believed to present minimal credit risk.

Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by mutual funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

VARIABLE OR FLOATING RATE DEMAND OBLIGATIONS ("VRDOS"/"FRDOS"). Variable or floating rate demand obligations are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Fixed-rate bonds may be subject to third party puts. These bonds and participation interests in such bonds held by a bank in trust or otherwise have tender options or demand features that permit the holder to tender (or put) their bonds to an institution at periodic intervals of up to one year and to receive the principal amount thereof. Variable rate instruments structured in this way ("participating VRDOs") are essentially equivalent to other VRDOs. The IRS has not ruled whether the interest on participating VRDOs is tax-exempt.

A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon finding of comparable short-term quality.

A variable rate instrument that matures in 397 days or less may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that matures in greater than 397 days, but that is subject to a demand feature that is 397 days or less, may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand.

PORTFOLIO TRANSACTIONS

The Portfolios will primarily invest in shares of the underlying CrestFunds. Orders for transactions in these underlying funds will be placed with SEI Investments Distribution Co., distributor for the underlying CrestFunds and the Portfolios.

VALUATION OF PORTFOLIO SECURITIES

The assets of each Portfolio consist primarily of shares of the underlying CrestFunds, which are valued at their respective net asset values. The net asset value ("NAV") per share of each of the underlying CrestFunds is determined by dividing the total market value of such Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of that Fund.

Excluding shares of the underlying CrestFunds, portfolio securities are valued at the last quoted sales price for such securities, or, if there is no such reported sales price on the valuation date, at the most recent quoted bid price. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors.

A pricing service may be used to obtain last sale price of each security held. Valuations of portfolio securities furnished by the pricing service employed by the Portfolios are based upon a computerized matrix system and/or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Portfolios and the Portfolios' pricing agent under general supervision of the Board of Directors. There are a number of pricing services available, and the Board of Directors, on the basis of on-going evaluation of these services, may obtain quotes directly from broker-dealers or market makers, may use other pricing services or discontinue the use of any pricing service in whole or in part.

PORTFOLIO PERFORMANCE

YIELD CALCULATIONS. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield = 2[((a-b)/(cd)+1)(6) - 1] in which a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, each Portfolio's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies that they have chosen to consider.

Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's holdings, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur.

The distribution rate, which expresses the historical amount of income dividends paid as a percentage of the share price may also be quoted. The distribution rate is calculated by dividing the daily dividend per share by its offering price (including the maximum sales charge, if applicable) for each day in the 30-day period, averaging the resulting percentages, then expressing the average rate in annualized terms. The distribution rate may also be calculated without giving effect to applicable sales charges.

TOTAL RETURN CALCULATIONS. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P(1 + T)(n) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Total returns quoted in advertising reflect all aspects of the Portfolio's return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in the Portfolio's NAV over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Portfolio's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolio.

In addition to average annual total returns, each Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

A Portfolio's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. This performance may be expressed as a ranking prepared by Lipper Analytical Services, Inc. ("Lipper," sometimes referred to as "Lipper Analytical Services"), an independent service, that monitors the performance of mutual funds. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of all distributions, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences.

ADDITIONAL INFORMATION REGARDING PRICING AND REDEMPTIONS

The Portfolios are open for business and their NAVs are calculated each day the NYSE and Crestar Bank, the Custodian, are open. The NAV of each Portfolio is determined as of the close of regular trading hours of the NYSE, normally 4:00 p.m. Eastern time. The NYSE and Crestar Bank have designated the following holiday closings for 1997, and the Adviser expects the schedule to be the same in the future: New Year's Day (observed), Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans' Day, Thanksgiving Day and Christmas Day. The holiday closing schedule may be changed by the NYSE and Crestar Bank. When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, the Portfolios will determine NAVs at the close of business, the time of which will coincide with the closing of the NYSE. To the extent that Portfolio securities are traded in other markets on days the NYSE or Crestar Bank are closed (and a Portfolio is not open for business), a Portfolio's NAV may be significantly affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

If the Directors determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each Portfolio. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, a Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying a Portfolio's exchange privilege. Under the Rule, the 60 day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange; or (2) a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

In the Prospectus, the Portfolios have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

ADDITIONAL DESCRIPTION OF COMMON STOCK

The following information may be important to those investors who may want to exchange shares of a Portfolio for shares of underlying CrestFunds. Investors Class A shares and Investors Class B shares are offered continuously to individual and institutional customers investing directly in CrestFunds. The U.S. Treasury Money Fund has indefinitely suspended its offering of Investors Class A shares. The offering may recommence upon supplementing the Investors Class A shares and Investors Class B shares Prospectus. Shares of the Cash Reserve Fund, the U.S. Treasury Money Fund and the Tax Free Money Fund (the "money market funds") are offered at NAV. Investors Class A shares of Limited Term Bond Fund are offered at NAV plus a maximum 2.0% sales charge. Investors Class A shares of Intermediate Bond Fund are offered at NAV plus a maximum 3.0% sales charge. Investors Class A shares of Virginia Intermediate Municipal Bond Fund are offered at NAV plus a maximum 3.5% sales charge. Equity funds are offered at NAV plus a maximum 4.5% sales charge. Investors Class A shares of each money market fund pay an additional distribution-related 12b-1 fee at annual rate of .25% of the average net assets of the Investors Class A shares of that Fund. The Investors Class A shares and Investors Class B shares of each Fund also pay a fee for transfer agency services at an annual rate of .06% of the average net assets of that Fund. Performance of Investors Class A shares and Investors Class B shares is lower than that of Trust Class shares of the same Fund due to Investors Class A shares' and the Investors Class B shares' higher total expenses. Investors Class A shares and Investors Class B shares bond fund yields and bond and equity fund total returns generally include the effects of the maximum applicable sales charge, or contingent deferred sales charge, which has the effect of lowering the yield and total return figures.

Investors Class B shares are offered with a contingent deferred sales charge to retail investors who engage an investment professional for investment advice. Investors Class B shares are subject to an annual distribution fee at the rate of .75% of average net assets, an annual shareholder service fee at the rate of
 .25% of average net assets, and a contingent deferred sales charge upon redemption within seven years of purchase, which decreases from a maximum of 5% to 0%. At the end of seven years, Investors Class B shares automatically convert to Investors Class A shares. Investors Class B shares are available for the Special Equity Fund, the Value Fund, the Cash Reserve Fund, the Government Bond Fund, the Maryland Municipal Bond Fund, and the Virginia Municipal Bond Fund. Performance for Investors Class B shares is expected to be lower than that of Investors Class A shares and Trust Class shares of a Fund due to Investors Class B shares' higher total expenses.

TAX STATUS OF THE PORTFOLIOS

The following is only a summary of certain additional federal tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Portfolios or their shareholders and the discussion here and in the Portfolios' prospectus is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Portfolios. Each Portfolio intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income which is, generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital loss ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following (1) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock or securities; (2) less than 30% of a Portfolio's gross income each taxable year must be derived from the sale or other disposition of stocks, securities or certain other investments held for less than three months; (3) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer or of two or more issuers which are engaged in the same, similar, or related trades or businesses, if the Portfolio owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs. A Portfolio may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid federal excise tax liability when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Portfolio to satisfy the requirements for qualification as a RIC.

If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. If a Portfolio fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders who have held shares for more than 45 days.

A Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of amounts payable to any shareholder who: (1) has provided the Portfolio either an incorrect tax identification number or no number at all; (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends; or (3) has failed to certify to the Portfolio that such shareholder is not subject to backup withholding.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. If distributions are mailed and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the Portfolios will hold distributions without interest or until you provide the Portfolio with alternate instructions.

Each Portfolio declares and pays dividends equal to its entire net investment income on a monthly basis. Net capital gains, if any, are declared and distributed annually by all Portfolios, normally in December. Unless the Portfolio's Transfer Agent is otherwise instructed, all dividends and distributions of capital gains are automatically re-invested into additional shares of common stock of that Portfolio immediately upon payment thereof.

Each Portfolio intends to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code. By distributing all of its net investment income and any net realized short-term and long-term capital gains for a taxable year in accordance with the timing requirements imposed by the Code, and by meeting certain other requirements relating to the sources of income and diversification of assets, a Portfolio should not be liable for federal income or excise taxes.

FEDERAL TAXES. Distributions from each Portfolio's taxable net investment income and net short-term capital gains are taxed as dividends, and capital gain distributions are taxed as long-term capital gains. The Portfolios' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December to shareholders of record in such month and paid the subsequent January will be taxed as though paid on December 31.

The Portfolios will send shareholders a tax statement by January 31 showing the status of the taxable distributions received in the prior year, and will file a copy with the IRS. In addition, within 60 days from the end of each Portfolio's fiscal year end, the shareholders will be notified as to the portion of distributions paid that qualify as exempt-interest dividends, capital gain distributions, and qualified dividends for corporate investors. It is suggested that shareholders keep all statements received to assist in personal record keeping.

STATE AND LOCAL TAXES. In addition to federal taxes, shareholders may be subject to state or local taxes on their investment, depending on state law.

CAPITAL GAINS.  Shareholders may realize a capital gain or loss when they redeem
(sell) or exchange shares of the Portfolios. For most types of accounts, the Portfolios will report the proceeds of a shareholder's redemptions to the shareholder and the IRS annually. However, because the tax treatment also depends on the purchase price and the shareholder's personal tax position, shareholders should keep their regular account statements to use in determining their tax.

"BUYING A DIVIDEND." On the ex-dividend date for a Portfolio's distribution, the Portfolio's share value is reduced by the amount of the distribution. If a shareholder were to buy shares just before the record date ("buying a dividend"), the shareholder would pay the full price for the shares and then, in effect, receive a portion of the price back as a taxable distribution.

OTHER TAX INFORMATION. When an investor signs his account application, he will be asked to provide his social security or taxpayer identification number and certify that the number provided is correct and that he is not subject to 31% backup withholding for failing to report income to the IRS. If an investor fails to provide the correct number or violates IRS regulations, the IRS can require the Portfolios to withhold 31% of such investor's taxable distributions and redemptions.

Each Portfolio is treated as a separate entity in all respects for tax purposes. There is a risk that a Portfolio may be unable to meet tax rules that require mutual funds to derive less than 30% of their gross income from gains realized upon the sale of securities held less than 3 months. If this were to occur, the affected Portfolio may be required to pay federal as well as Maryland state income taxes from its assets.

The information above is only a summary of some of the tax consequences generally affecting the Portfolios and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from the Portfolios. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular situations.

DIRECTORS AND OFFICERS AND AFFILIATED PERSONS

The Directors and officers of the Company and their principal occupations during the past five years are set forth below. The Director who is an "interested person" (as defined in the 1940 Act) by virtue of his affiliation with either a Portfolio or the Adviser is indicated by an asterisk (*).

Kathryn L. Stanton, Vice President, Assistant Secretary. Deputy General Counsel, Vice President and Assistant Secretary of SEI. Vice President and Assistant Secretary of the Distributor and the Administrator since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm) 1989-1994.

Todd Cipperman, Vice President and Assistant Secretary. Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

* Jesse F. Williams III, Chairman, President, and Director. Chairman of the Board, Harrison & Bates Incorporated (real estate company), since 1971. Mr. Williams is also a member of the advisory board of Crestar Bank. His address is 823 East Main Street, Suite 1800, Richmond, Virginia 23219.

F. David Fowler, Director. Dean of School of Business and Public Management of George Washington University since 1992. Mr. Fowler is also a member of the board of directors of FTP Software Corporation (software sales). Previously, he was a Partner at KPMG Peat Marwick LLP (public accountants). His business address is 710 21st Street, N.W., Suite 206, Washington, D.C. 20052.

John Bruce James, Jr., Director. Vice President of Virginia Landmark Corporation (real estate company) since 1970. Mr. James is also a member of the Commission of Architectural Review, City of Richmond, since 1982; a member of the Board of Trustees of the Instructive Visiting Nurses Association since 1976; and a member of the Board of Directors of The Retreat Hospital, Richmond, Virginia, since 1982. Previously, he was a member of the Board of Trustees, Hampden-Sydney College. His address is 3910 Exeter Road, Richmond, Virginia 23221.

Jean L. Oakey, Director. Partner at Wells Coleman & Co. (public accountants). Her business address is 3800 Patterson Avenue, Richmond, Virginia 23221.

Glen Douglas Pond, Director. Retired. Formerly the Director of the Virginia Retirement System. His address is 21 Waterfront Court, Cedar Point, Urbanna, Virginia 23175.

David M. Carter, Secretary. Partner, Hunton & Williams, Fund Counsel.

Kevin P. Robins, Vice President, Assistant Secretary. Senior Vice President & General Counsel of SEI, the Administrator and the Distributor since 1994. Vice President of SEI, the Administrator and the Distributor 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm) prior to 1992.

Robert DellaCroce, Controller, Assistant Secretary. Director, Funds Administration and Accounting of SEI since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986 -1994.

As of November 30, 1996, the Directors and officers of the Company received the following compensation:

                                                  AGGREGATE
                                              COMPENSATION FROM      PENSION OR RETIREMENT
                                               REGISTRANT FOR         BENEFITS ACCRUED AS         ESTIMATED ANNUAL
                                                   FISCAL                PART OF FUND               BENEFITS UPON
NAME OF PERSON, POSITION                       YEAR ENDED 1996             EXPENSES                  RETIREMENT
-------------------------------------------  -------------------  ---------------------------  -----------------------
Jesse F. Williams, III, Chairman, President
  and Director.............................       $   8,000                        0                          0
F. David Fowler, Director..................       $   6,250                        0                          0
John Bruce James, Jr., Director............       $   8,000                        0                          0
Jean L. Oakey, Director....................       $   8,000                        0                          0
Glen Douglas Pond, Director................       $   8,000                        0                          0

                                              TOTAL COMPENSATION
                                              FROM REGISTRANT AND
                                             FUND COMPLEX PAID TO
                                             DIRECTORS FOR FISCAL
NAME OF PERSON, POSITION                        YEAR ENDED 1996
-------------------------------------------  ---------------------
Jesse F. Williams, III, Chairman, President
  and Director.............................        $   8,000
F. David Fowler, Director..................        $   6,250
John Bruce James, Jr., Director............        $   8,000
Jean L. Oakey, Director....................        $   8,000
Glen Douglas Pond, Director................        $   8,000

The Company was incorporated in the State of Maryland as Bayshore Funds, Inc. on March 17, 1986. At a special meeting of shareholders held July 7, 1992, shareholders approved an amendment to the Articles of Incorporation changing the name to CrestFunds, Inc. The change was effective July 10, 1992.

THE ADVISER

The Portfolios will be managed by the Adviser's Policy & Strategy Committee. The Adviser's Policy & Strategy Committee is comprised of the President & Chief Investment Officer, Director of Equity Investment Management, Director of Fixed Income Investment Management, Director of Cash Investment Management, and senior portfolio managers. This committee meets regularly, usually on a weekly basis, to review the financial market outlook and implement asset allocation adjustments as needed.

Pursuant to investment advisory agreements, as amended (the "Advisory Agreements"), the Adviser, a wholly-owned subsidiary of Crestar Bank, a subsidiary of Crestar Financial Corp., furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio. Each Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of the shareholders, and in either case by a majority of the Directors who are not parties to each Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on each Advisory Agreement.

Each Advisory Agreement is terminable without penalty by any Portfolio on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board of Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement also provides that, with respect to each Portfolio, neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreements. Each Advisory Agreement provides that the Adviser may render services to others.

The fees paid pursuant to the Advisory Agreements are accrued daily and paid monthly. For its services under the Advisory Agreements, the Adviser receives fees with respect to each Portfolio at the annual rate of .25% of the average daily net assets of each Portfolio. The Adviser may choose to waive or reimburse a Portfolio for a portion of that Portfolio's investment advisory fee.

In addition to receiving its advisory fee from the Portfolios, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in a Portfolio. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Portfolio an amount equal to all or a portion of the fees received by the Adviser and its affiliates from a Portfolio with respect to the client's assets invested in the Portfolio.

The Company has, under each Advisory Agreement, confirmed its obligation to pay all other expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Company's prospectus, statement of additional information, subscription order forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and Portfolio accounting and other required books and accounts and of calculating the NAV of shares of the Portfolios; costs of reproduction, stationery and supplies; compensation of directors and officers and employees of the Company and costs of other personnel performing services for the Company who are not officers of the Adviser, the Company's Distributor or their respective affiliates; costs of corporate meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable to the Adviser under the Advisory Agreements and to the Company's Distributor under the Administration and Distribution Agreement and all other fees and expenses paid by a Portfolio pursuant to the Administration Plans or Distribution Plans.

ADMINISTRATOR AND DISTRIBUTOR

THE ADMINISTRATOR

The Company and the Administrator have entered into an administration agreement (the "Administration Agreement") effective March 1, 1995.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Financial Management Corporation

("SFM"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interests in the Administrator. SEI and its affiliates, including the Administrator, are leading providers of investment products and services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CUFUND, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., Inventor Funds, Inc., Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., 1784 Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds, STI Classic Variable Trust, and Turner Funds.

The Administrator is entitled to a fee of $40,000 annually from each Portfolio. Commencing with the operation of each Portfolio, the Administrator has voluntarily agreed to waive its fee for a twelve month period.

THE DISTRIBUTOR

The Distributor, a wholly-owned subsidiary of SEI, and the Company are parties to a distribution agreement ("Distribution Agreement") effective as of March 1, 1995. The Distribution Agreement shall be reviewed and ratified at least annually (1) by the Company's Directors or by the vote of a majority of the outstanding shares of the Company, and (2) by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Portfolio on not less than sixty days' notice by the Directors, by vote of a majority of the outstanding shares of such Portfolio or by the Distributor. The Distributor receives no compensation for its services.

TRANSFER AGENT

The Transfer Agent and the Company, on behalf of each of the Portfolios, have entered into a transfer agent agreement (the "Transfer Agent Agreement") dated as of July 10, 1992. The Transfer Agent maintains an account for each shareholder and monitors tax reporting, performs other transfer agency functions and acts as dividend disbursing agent for each Portfolio. For these services, the Transfer Agent will be paid an annual fee of .05% of the average daily net assets of each Portfolio.

The Transfer Agent Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by a vote of the shareholders and in either case by a majority of the Directors who are not parties to the Transfer Agent Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agent Agreement.

CUSTODIAN

The Custodian, 919 East Main Street, Richmond, Virginia 23219, and the Company, on behalf of each of the Portfolios, have entered into a custodian agreement dated as of July 10, 1992. The Custodian's responsibilities include safeguarding and controlling the Portfolios' cash and securities, handling the receipt and delivery of securities and collecting income on Portfolio investments. For these services, the Custodian will receive a fee computed and paid monthly, based on the total net assets of each such Portfolio, the number of portfolio transactions of the Portfolio and the number of securities in the Portfolio's portfolio. The Custodian's fee for any fiscal year of the Company will be paid at an annual rate of .03% of each Portfolio's average daily net assets.

AUDITOR

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, independent auditors, have been selected as auditors for the Company. Deloitte & Touche LLP has acted as independent auditors of the Company since its inception.

APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by Standard &Poor's Corporation ("S&P") and Moody's Investors Service ("Moody's").

S&P RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

MOODY'S RATINGS

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds.

Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.